UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 5074

Dreyfus BASIC U.S. Mortgage Securities Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/12

FORM N-CSR

Item 1.                        Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
12	Statement of Financial Futures
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Important Tax Information
34	Proxy Results
35	Board Members Information
37	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus BASIC
U.S. Mortgage Securities Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC U.S. Mortgage Securities Fund, covering the 12-month period from January 1, 2012, through December 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The search for higher yields amid historically low interest rates proved to be a major force in the performance of U.S. and global bond markets in 2012, even as the Federal Reserve Board and other central banks pumped liquidity into their financial systems. More specifically, low rates on U.S.Treasury securities drove investors to riskier market sectors, helping to support prices among corporate-backed securities, asset-backed securities, commercial mortgage-backed securities, and emerging-markets bonds. In addition, higher yielding bond market sectors were buoyed by gradually recovering U.S. and global economies as domestic employment trends improved, Europe avoided a collapse of its common currency, and China engineered an economic soft landing.

We currently expect the U.S. and global economies to be modestly stronger in 2013, especially during the second half of the year.The U.S. economy seems likely to benefit from greater certainty regarding U.S. tax and fiscal policies, the resumption of postponed spending by businesses, and a continued housing recovery. We encourage you to discuss the implications of our economic analysis with your financial advisor, who can help you align your investments with the year’s challenges and opportunities.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2012, through December 31, 2012, as provided by Robert Bayston and Karen Gemmett, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2012, Dreyfus BASIC U.S. Mortgage Securities Fund achieved a total return of 2.96%.1 In comparison, the fund’s benchmark, the Barclays GNMA Index (the “Index”), achieved a total return of 2.42% for the same period.2

Despite periodic bouts of economic uncertainty, new monetary policy initiatives from the Federal Reserve Board (the “Fed”) generally supported prices of U.S. government agency-issued mortgage-backed securities in 2012.The fund produced a higher return than its benchmark, primarily due to its focus on lower coupon mortgages that are less likely to be refinanced in a low interest rate environment.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of capital appreciation and current income. The fund invests primarily in Government National Mortgage Association (“Ginnie Mae” or “GNMA”) securities.The fund may also invest in privately issued commercial and residential pass-through securities, and other mortgage-related securities.

Monetary Policy Easing Bolstered U.S. Bond Market

The year 2012 began in the midst of a relatively robust economic recovery as concerns eased regarding U.S. employment trends, an intensifying European financial crisis, and an economic slowdown in China. Indeed, improving U.S. economic data, quantitative easing by Europe’s policymakers, and less restrictive monetary and fiscal policies in key emerging markets boosted economic sentiment early in the year, prompting many investors to turn away from traditional safe havens, such as U.S. government securities, and toward riskier assets.

While yields of U.S. government securities typically would be expected to rise under these conditions, they remained low due to accommodative monetary policy initiatives from central banks worldwide, including the Fed’s OperationTwist, which

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

sought to reduce long-term interest rates through sales of short-term U.S.Treasury securities and purchases of long-term bonds.

Investor sentiment deteriorated in the spring when the U.S. labor market’s rebound slowed, austerity measures in Europe encountered resistance, and China’s economy remained sluggish. These headwinds sparked a renewed flight to perceived safe havens, sending yields of U.S. government securities to multi-year lows, while riskier bonds gave back some of their previous gains.

The downturn proved to be relatively brief, and global and domestic economic data improved over the summer, including a resumption of U.S. employment gains. Nonetheless, the Fed announced in September that it would take additional steps to stimulate employment growth through a new, open-ended round of quantitative easing involving purchases of up to $40 billion of mortgage-backed securities per month.This program supported prices of mortgage-backed securities through the end of the year, and it helped mitigate the potentially negative impact of a contentious political debate regarding automatic tax hikes and spending cuts scheduled for the start of 2013.

Although mortgage-backed securities produced positive absolute returns for the year, their performance was undermined to a degree by intensifying repayment risks in the low interest rate environment. Consequently, mortgage-backed securities generally lagged broader bond market averages.

Security Selection Strategy Produced Strong Results

In this environment, we maintained an emphasis on lower coupon mortgage-backed securities from Ginnie Mae over much of 2012.This strategy enabled the fund to benefit from attractive relative values and diminishing market volatility in the low interest-rate environment. In addition, we found opportunities among higher-coupon securities with characteristics that we regarded as likely to protect them from the possibility of rising prepayment rates. Those characteristics included mortgage pools with lower loan balances, mortgages from areas with higher barriers to refi-nancing, and securities that had less accessibility to the prevailing lower mortgage rates for refinancing.

The success of our security selection strategy was complemented by a relatively long average mortgage duration, which stemmed mainly from our emphasis on mortgages with limited repayment risk. The fund’s duration posture enabled it to participate more fully in market rallies in the sector.

At times during the year, we employed interest-rate futures to set the fund’s duration posture, and we used options to manage the risks of interest rate volatility.

Maintaining a Cautious Stance

As of year-end, the U.S. economy has continued to show signs of strength, including further employment gains and the start of a long-awaited recovery in housing markets. Therefore, we have maintained the fund’s relatively defensive investment posture, retaining our focus on lower-coupon mortgages that tend to be less sensitive to prepayment activity and are likely to be the focus of the Fed’s quantitative easing programs.

Mortgage-backed securities generally have grown more fully valued, suggesting that the bulk of the market rally may be behind us. On the other hand, the Fed’s current, open-ended round of quantitative easing seems likely to potentially limit price declines in a more vigorous economic recovery. In light of these competing factors, we have remained watchful for opportunities to purchase mortgage-backed securities at more attractive valuations, in our view, during bouts of heightened market volatility.

January 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps
(including credit default swaps on mortgage-related bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.
The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The performance figure provided reflects the absorption of certain fund expenses by The
Dreyfus Corporation. Had these expenses not been absorbed, the fund’s performance would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The
Barclays GNMA Index is an unmanaged, total return performance benchmark for the GNMA market consisting of
15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.The
Index is not subject to fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/12
	1	Year	5 Years	10 Years
Fund	2.96%		5.67%	4.76%
Barclays GNMA Index	2.42%		6.03%	5.21%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus BASIC U.S. Mortgage Securities Fund on 12/31/02 to a $10,000 investment made in the Barclays GNMA Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is an unmanaged, unhedged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate GNMA securities backed by mortgage pools of the Government National Mortgage Association.All issues have at least one year to maturity and an outstanding par value of at least $100 million. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC U.S. Mortgage Securities Fund from July 1, 2012 to December 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2012

Expenses paid per $1,000†	$3.29
Ending value (after expenses)	$1,013.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2012

Expenses paid per $1,000†	$3.30
Ending value (after expenses)	$1,021.87

† Expenses are equal to the fund’s annualized expense ratio of .65%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS

December 31, 2012†

	Coupon	Maturity	Principal
Bonds and Notes—102.3%	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Auto Receivables—.4%
Hyundai Auto Receivables Trust,
Ser. 2011-B, Cl. A2	0.59	3/17/14	47,761		47,766
Nissan Auto Lease Trust,
Ser. 2011-A, Cl. A2A	0.70	1/15/14	106,901		106,933
World Omni Automobile Lease
Securitization Trust,
Ser. 2011-A, Cl. A2	0.81	10/15/13	101,537		101,604
					256,303
Asset-Backed Ctfs./
Home Equity Loans—.2%
Equivantage Home Equity Loan
Trust, Ser. 1996-2, Cl. A4	8.05	6/25/27	118,062		115,797
Commercial Mortgage
Pass-Through Ctfs.—.5%
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. F	2.63	3/6/20	325,000	[a,b]	326,029
Residential Mortgage
Pass-Through Ctfs.—.8%
Countrywide Home Loan Mortgage
Pass-Through Trust,
Ser. 2002-19, Cl. B1	6.09	11/25/32	202,195	[a]	196,032
GMAC Mortgage Corp. Loan Trust,
Ser. 2004-J1, Cl. M3	5.50	4/25/34	380,261		224,416
GSR Mortgage Loan Trust,
Ser. 2004-12, Cl. 2A2	3.10	12/25/34	106,313	[a]	102,503
					522,951
U.S. Government Agencies—3.1%
Federal National Mortgage
Association, Notes	0.88	8/28/17	650,000	[c]	652,618
Federal National Mortgage
Association, Notes	1.50	10/23/19	650,000	[c]	650,359

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Federal National Mortgage
Association, Notes	1.63	8/28/19	650,000	[c]	651,353
					1,954,330
U.S. Government Agencies/
Mortgage-Backed—93.9%
Federal Home Loan Mortgage Corp.:
4.00%, 12/1/40			651,317	[c]	696,132
4.50%, 12/1/24			303,900	[c]	330,284
Federal National Mortgage Association:
3.50%, 9/1/42—11/1/42			1,196,930	[c]	1,281,886
4.00%, 1/1/25—12/1/41			945,376	[c]	1,026,415
5.00%, 1/1/18—5/1/18			65,801	[c]	71,519
5.50%, 9/1/39			250,874	[c]	277,561
6.00%, 4/1/35			237,263	[c]	261,464
Government National Mortgage Association I:
3.00%			3,690,000	[d]	3,923,508
3.50%, 11/15/41—5/15/42			5,560,163		6,089,248
4.00%, 3/15/42—4/15/42			2,300,410		2,540,727
4.50%, 5/15/39—10/15/41			5,457,849		6,038,062
5.00%, 5/15/33—3/15/41			3,425,861		3,774,096
5.50%, 6/15/20—6/15/35			4,062,776		4,583,184
6.00%, 10/15/19—9/15/38			1,002,445		1,126,487
6.50%, 9/15/31			2,796		3,267
7.00%, 1/15/24—2/15/24			15,280		17,938
7.50%, 12/15/23			3,621		3,959
8.00%, 1/15/22—12/15/22			72,346		84,997
8.50%, 1/15/20—3/15/22			16,247		16,502
9.00%, 11/15/19—2/15/20			3,680		3,826
9.50%, 9/15/19—10/15/20			2,395		2,410
Government National Mortgage Association II:
3.00%			1,825,000	[d]	1,940,774
3.50%			4,410,000	[d]	4,792,774
4.00%			3,325,000	[d]	3,621,652
4.50%			2,775,000	[d]	3,039,059

The Fund 9

STATEMENT OF INVESTMENTS (continued)

		Principal
	Bonds and Notes (continued)	Amount ($)		Value ($)
	U.S. Government Agencies/Mortgage-Backed (continued)
	Government National Mortgage Association II (continued):
	3.50%, 9/20/42	891,890		970,544
	4.00%, 3/3/42—5/20/42	3,336,811		3,636,520
	4.50%, 12/20/39—3/20/42	4,163,884		4,595,270
	5.00%, 9/20/33—4/20/35	602,035		663,620
	5.50%, 1/20/34—6/20/35	1,135,015		1,261,422
	6.00%, 6/20/35—3/20/36	2,141,675		2,439,637
	6.50%, 6/20/31—7/20/31	133,466		158,280
	7.00%, 12/20/27—8/20/31	235,619		281,312
	9.00%, 1/20/20—7/20/25	7,988		9,850
	9.50%, 9/20/21—12/20/21	3,130		3,717
				59,567,903
	U.S. Treasury Notes—3.4%
	0.25%, 8/31/14	2,180,000	[e]	2,180,937
	Total Bonds and Notes
	(cost $62,876,452)			64,924,250

		Face Amount
		Covered by
	Options Purchased—.1%	Contracts ($)		Value ($)
	Call Options—.1%
	10-Year USD LIBOR-BBA,
	February 2013 @ $1.75	1,565,000	[f]	8,317
	Put Options—.0%
	10-Year USD LIBOR-BBA,
	February 2013 @ $1.75	1,565,000	[f]	26,033
	Total Options Purchased
	(cost $40,221)			34,350

		Principal
Short	-Term Investments—24.3%	Amount ($)		Value ($)
	U.S. Treasury Bills:
	0.02%, 1/24/13	7,400,000		7,399,919
	0.05%, 1/17/13	7,495,000		7,494,947
	0.13%, 2/7/13	510,000	[g]	509,986
	Total Short-Term Investments
	(cost $15,404,668)			15,404,852

Other Investment—.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $499,613)	499,613 [h]	499,613

Total Investments (cost $78,820,954)	127.5%	80,863,065
Liabilities, Less Cash and Receivables	(27.5%)	(17,419,915)
Net Assets	100.0%	63,443,150

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—U.S. Dollar

† Prepared on a liquidation basis—See Note 1.
a Variable rate security—interest rate subject to periodic change.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At December 31, 2012, this security was valued at $326,029 or .5% of net assets.
c The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
d Purchased on a forward commitment basis.
e Security, or portion thereof, on loan.At December 31, 2012, the value of the fund’s securities on loan was
$1,480,636 and the value of the collateral held by the fund was $1,512,008, consisting of U.S. Government and agency securities.
f Non-income producing security.
g Held by or on behalf of a counterparty for open financial futures positions.
h Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)††

	Value (%)		Value (%)
U.S. Government & Agencies	100.4	Asset/Mortgage-Backed	1.9
Short-Term/		Options Purchased	.1
Money Market Investments	25.1		127.5

†† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF FINANCIAL FUTURES

December 31, 2012†

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 12/31/2012	($)
Financial Futures Short
U.S. Treasury 10 Year Notes	23	(3,053,969)	March 2013	14,953
U.S. Treasury Long Bonds	8	(1,180,000)	March 2013	20,125
				35,078

† Prepared on a liquidation basis—See Note 1.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012†

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,480,636)—Note 1(b):
Unaffiliated issuers	78,321,341	80,363,452
Affiliated issuers	499,613	499,613
Dividends, interest and securities lending income receivable		193,142
Receivable for futures variation margin—Note 4		12,330
Receivable for shares of Beneficial Interest subscribed		1,112
Prepaid expenses		16,723
		81,086,372
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		29,214
Cash overdraft due to Custodian		25,182
Payable for open mortgage dollar roll transactions—Note 4		16,736,188
Payable for investment securities purchased		613,067
Payable for shares of Beneficial Interest redeemed		201,382
Accrued expenses		38,189
		17,643,222
Net Assets ($)		63,443,150
Composition of Net Assets ($):
Paid-in capital		61,399,391
Accumulated undistributed investment income—net		25,030
Accumulated net realized gain (loss) on investments		(58,460)
Accumulated net unrealized appreciation (depreciation) on
investments and options transactions (including $35,078
net unrealized appreciation on financial futures)		2,077,189
Net Assets ($)		63,443,150
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		3,847,354
Net Asset Value, offering and redemption price per share ($)		16.49

† Prepared on a liquidation basis—See Note 1.
See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended December 31, 2012†

Investment Income ($):
Income:
Interest	1,784,143
Dividends;
Affiliated issuers	1,021
Income from securities lending—Note 1(b)	241
Total Income	1,785,405
Expenses:
Management fee—Note 3(a)	508,127
Shareholder servicing costs—Note 3(b)	113,814
Professional fees	97,542
Prospectus and shareholders’ reports	28,960
Custodian fees—Note 3(b)	28,361
Registration fees	22,891
Trustees’ fees and expenses—Note 3(c)	15,141
Loan commitment fees—Note 2	1,296
Miscellaneous	43,543
Total Expenses	859,675
Less—reduction in expenses due to undertaking—Note 3(a)	(307,808)
Less—reduction in fees due to earnings credits—Note 3(b)	(123)
Net Expenses	551,744
Investment Income—Net	1,233,661
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,395,108
Net realized gain (loss) on options transactions	58,502
Net realized gain (loss) on financial futures	(44,628)
Net realized gain (loss) on swap transactions	(20,345)
Net Realized Gain (Loss)	2,388,637
Net unrealized appreciation (depreciation) on investments	(884,809)
Net unrealized appreciation (depreciation) on options transactions	(7,207)
Net unrealized appreciation (depreciation) on financial futures	(31,219)
Net Unrealized Appreciation (Depreciation)	(923,235)
Net Realized and Unrealized Gain (Loss) on Investments	1,465,402
Net Increase in Net Assets Resulting from Operations	2,699,063

† Prepared on a liquidation basis—See Note 1.
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012 †	2011
Operations ($):
Investment income—net	1,233,661	1,331,307
Net realized gain (loss) on investments	2,388,637	3,338,016
Net unrealized appreciation
(depreciation) on investments	(923,235)	1,192,110
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,699,063	5,861,433
Dividends to Shareholders from ($):
Investment income—net	(1,640,471)	(1,415,308)
Net realized gain on investments	(1,719,565)	—
Total Dividends	(3,360,036)	(1,415,308)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	35,935,487	30,781,247
Dividends reinvested	1,414,278	1,201,449
Cost of shares redeemed	(72,827,244)	(14,690,997)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(35,477,479)	17,291,699
Total Increase (Decrease) in Net Assets	(36,138,452)	21,737,824
Net Assets ($):
Beginning of Period	99,581,602	77,843,778
End of Period	63,443,150	99,581,602
Undistributed investment income–net	25,030	188,324
Capital Share Transactions (Shares):
Shares sold	2,132,325	1,853,625
Shares issued for dividends reinvested	83,678	73,848
Shares redeemed	(4,299,715)	(902,749)
Net Increase (Decrease) in Shares Outstanding	(2,083,712)	1,024,724

† Prepared on a liquidation basis—See Note 1.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
	2012 †	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	16.79	15.87	15.28	14.90	14.93
Investment Operations:
Investment income—net[a]	.24	.27	.40	.52	.63
Net realized and unrealized
gain (loss) on investments	.25	.95	.64	.45	(.01)
Total from Investment Operations	.49	1.22	1.04	.97	.62
Distributions:
Dividends from investment income—net	(.34)	(.30)	(.45)	(.59)	(.65)
Dividends from net realized
gain on investments	(.45)	—	—	—	—
Total Distributions	(.79)	(.30)	(.45)	(.59)	(.65)
Net asset value, end of period	16.49	16.79	15.87	15.28	14.90
Total Return (%)	2.96	7.75	6.88	6.58	4.27
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.02	.98	.99	.96	1.00
Ratio of net expenses
to average net assets	.65	.65	.65	.56	.59
Ratio of net investment income
to average net assets	1.46	1.69	2.56	3.43	4.26
Portfolio Turnover Rate[b]	640.08	626.58	348.58	289.27	386.49
Net Assets, end of period ($ x 1,000)	63,443	99,582	77,844	85,993	79,929

† Prepared on a liquidation basis—See Note 1.
a Based on average shares outstanding at each month end.
b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2012, 2011,
2010, 2009 and 2008, were 170.85%, 90.02%, 43.38%, 73.05% and 114.97% , respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC U.S. Mortgage Securities Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

On December 11, 2012, the fund’s Board of Trustees (the “Board”) approved the liquidation of the fund. Accordingly, on December 28, 2012, no new or subsequent investments in the fund were permitted. The fund’s assets will be liquidated and the proceeds distributed to shareholders as of the close of business on or about March 5, 2013.The fund will be terminated, and accordingly shares of the fund are no longer offered.The financial statements of the fund as of December 31, 2012 have been presented on a liquidation basis, which includes adjustments to present the estimated net realizable values and estimated net settlement amounts of fund’s assets and liabilities, respectively, through the liquidation of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S.Treasury Bills), financial futures, options and swaps are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price.These securities are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	372,100	—	372,100
Commercial
Mortgage-Backed	—	326,029	—	326,029
Mutual Funds	499,613	—	—	499,613
Residential
Mortgage-Backed	—	522,951	—	522,951

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
U.S. Government
Agencies/
Mortgage-Backed	—	61,522,233	—	61,522,233
U.S. Treasury	—	17,585,789	—	17,585,789
Other Financial
Instruments:
Financial Futures†	35,078	—	—	35,078
Options Purchased	—	34,350	—	34,350
† Amount shown represents unrealized appreciation at period end.

At December 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2012,The Bank of NewYork Mellon earned $130 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the ended December 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	12/31/2011	($)	Purchases ($)	Sales ($)	12/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	141,556		51,676,626	51,318,569	499,613.8

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $25,030, other accumulated losses $1,425 and unrealized appreciation $2,041,502. In addition, the fund had $21,348 of capital losses realized after October 31, 2012, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2012 and December 31, 2011 were as follows: ordinary income $3,090,975 and $1,415,308 and long-term capital gains $269,061 and $0, respectively.

During the period ended December 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage-backed securities, dividend reclassification and amortization of premiums, the fund increased accumulated undistributed investment income-net by $243,516 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(f) New Accounting Pronouncements: In April 2011, FASB issued Accounting Standards Update No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements including mortgage dollar

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity.ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings.ASU 2011-03 was effective for new transfers and existing transactions that were modified in the first interim or annual period beginning on or after December 15, 2011. The new disclosures have been implemented and there was no change in accounting for the fund. Management has determined that the fund has not entered into transactions that can be deemed “secured borrowings” as defined by ASU 2011-03.

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2012, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken, from January 1, 2012 until March 5, 2013, to reduce the management fee paid by the fund, to the extent that the fund’s aggregate annual expenses (excluding taxes, brokerage fees, interest expense, commitment fees on borrowings and extraordinary expenses) do not exceed .65% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $307,808 during the period ended December 31, 2012.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2012, the fund was charged $50,758 pursuant to the Shareholder Services Plan.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2012, the fund was charged $29,017 for transfer agency services and $587 for cash management services. Cash management fees were partially offset by earnings credits of $68. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2012, the fund was charged $28,361 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. Subsequent to May 29, 2012,The Bank of NewYork Mellon has continued to provide shareholder redemption draft processing services. During the period ended December 31, 2012, the fund was charged $1,411 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $55.

During the period ended December 31, 2012, the fund was charged $8,783 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees

$32,528, Shareholder Services Plan fees $442, custodian fees $11,570, Chief Compliance Officer fees $3,981 and transfer agency fees $7,494, which are offset against an expense reimbursement currently in effect in the amount of $26,801.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities , excluding short-term securities, financial futures, options transactions and swap transactions, during the period ended December 31, 2012, amounted to $587,334,914 and $619,672,039, respectively, of which $430,565,019 in purchases and $431,276,251 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.The fund accounts for mortgage dollar rolls as purchases and sales transactions.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended December 31, 2012 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market.A financial futures contract represents a commitment for the future purchase or a sale of an asset at a

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at December 31, 2012 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates or as a substitute for an investment.The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects the following: any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended December 31, 2012:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
December 31, 2011	2,300,000	32,560
Contracts written	18,900,000	796,799
Contracts terminated:
Contracts closed	15,000,000	763,639	736,145	27,494
Contracts expired	6,200,000	65,720	-	65,720
Total contracts terminated	21,200,000	829,359	736,145	93,214
Contracts Outstanding
December 31, 2012	—	—

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

the return generated by another nominal instrument.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap contracts in the Statement of Operations. For financial reporting purposes, forward rate agreements are classified as interest rate swaps. Interest rate swap agreements are subject to general market risk, liquidity risk, counter-party risk and interest rate risk.At December 31, 2012, there were no interest rate swap agreements outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2012:

Average Market Value ($)
Interest rate financial futures	4,523,751
Interest rate options contracts	361,593

The following summarizes the average notional value of swap contracts outstanding during the period ended December 31, 2012:

Average Notional Value ($)

Interest rate swap contracts 722,308

At December 31, 2012, the cost of investments for federal income tax purposes was $78,821,563; accordingly, accumulated net unrealized appreciation on investments was $2,041,502, consisting of $2,231,392 gross unrealized appreciation and $189,890 gross unrealized depreciation.

The Fund 31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus BASIC U.S. Mortgage Securities Fund (in liquidation)

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC U.S. Mortgage Securities Fund (in liquidation), including the statements of investments and financial futures, as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, the Board of Trustees has approved the liquidation of the Fund effective March 5, 2013. As a result, the Fund changed its basis of accounting from a going concern basis to a liquidation basis of accounting.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the changes in net assets of Dreyfus BASIC U.S. Mortgage Securities Fund (in liquidation), for the period from January 1, 2011 to December 31, 2011, and the financial highlights for the years ended December 31, 2008 to December 31, 2011, in conformity with U.S. generally accepted accounting principles and its financial position at December 31, 2012, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U. S. generally accepted accounting principles applied on the basis described in the preceding paragraph.

New York, New York
February 27, 2013

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 100% of ordinary income dividends paid during the fiscal year ended December 31, 2012 as qualifying “interest related dividends”. Also, the fund hereby reports $.3817 per share as a short-term capital gain distribution paid and $.0709 per share as a long-term capital gain distribution paid on December 13, 2012.

The Fund 33

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on August 3, 2012. The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Peggy C. Davis†	2,863,447		180,455
Ehud Houminer†	2,851,899		192,003
Dr. Martin Peretz†	2,821,287		222,615

† Each new Board Member’s term commenced on September 1, 2012.

In addition Joseph S. DiMartino, David P. Feldman, Lynn Martin, Robin A. Melvin, and Philip L.Toia continue as Board Members of the fund.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 151
———————
Peggy C. Davis (69)
Board Member (2012)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 63
———————
David P. Feldman (73)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 46
———————
Ehud Houminer (72)
Board Member (2012)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 70

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Lynn Martin (73)
Board Member (1994)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm, from January
2005-present
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 46
———————
Robin A. Melvin (49)
Board Member (2011)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 97
———————
Dr. Martin Peretz (73)
Board Member (2012)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 46
———————
Philip L. Toia (79)
Board Member (1997)
Principal Occupation During Past 5Years:
• Private Investor
No. of Portfolios for which Board Member Serves: 56
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
Daniel Rose, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 37

OFFICERS OF THE FUND (Unaudited)

NOTES

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,820 in 2011 and $37,074 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $12,000 in 2011 and $6,000 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,508 in 2011 and $3,334 in 2012.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $23 in 2011 and $131 in 2012.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2011 and $200,000 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $21,812,128 in 2011 and $49,204,697 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.            Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.            Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.            Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.            Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus BASIC U.S. Mortgage Securities Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 26, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	February 26, 2013

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)